FIRST EAGLE FUNDS
____________________________________________

           Annual Report -- October 31, 2000


                       [LOGO]

                               FIRST EAGLE FUNDS
                       ANNUAL REPORT -- OCTOBER 31, 2000

Dear Fellow Investors:

    The First Eagle Funds ended their fiscal year on October 31, 2000. First Eagle Fund of America and First Eagle International Fund performances for their no-load Class Y Shares relative to the indices are described below.

    FIRST EAGLE FUND OF AMERICA'S net asset value increased 6.05%, adjusted for distributions for the period from November 1, 1999 through October 31, 2000, while the unmanaged Standard & Poor's 500 Stock Index, adjusted for distributions, increased 6.05% for the same period. Additionally, the unmanaged Russell Midcap Value Index, adjusted for distributions, was up 11.85% for the period from November 1, 1999 through October 31, 2000.

    FIRST EAGLE INTERNATIONAL FUND'S net asset value increased 5.93%, adjusted for distributions for the period from November 1, 1999 through October 31, 2000, while the broad-based, unmanaged Morgan Stanley Capital International SA (MSCI) Europe, Australia, Far East Index (EAFE), adjusted for distributions, was down 2.90% for the same period. In addition, the unmanaged MSCI World Ex-USA Index, adjusted for distributions, was down 1.44% for the period from November 1, 1999 through October 31, 2000.

    As always, we take this opportunity to review with our shareholders the activity of the Funds and the principles which guide us in the day-to-day business of investing the funds you have entrusted to us.

    After eighteen months of central bank interest rate increases and the near tripling in the price of crude oil, global economic growth has finally displayed signs of weakening. In Europe, the tripling of oil prices as well as questions regarding the availability of the supply of gasoline and fuel oil during the approaching critical winter months ignited unrest.

FIRST EAGLE FUND OF AMERICA

    The domestic economy has also clearly decelerated. The initial reaction to the near term likelihood of no further interest rate increases was strength in the financial sector. Prices of financial companies in First Eagle Fund of America's portfolio including Household International, Hartford Financial Service Group, Comerica and Mellon appreciated significantly during the last quarter. During September, however, company after company began reporting declines in business activity. Bell-weather technology and telecommunications stocks faltered, with companies such as Lucent, Microsoft, Intel, AT&T, Apple and Motorola reporting disappointing earnings results and reaching new lows. Other blue chip companies, Xerox and Kodak, stumbled badly, and the loss of market value was devastating. The trajectory of economic growth was indisputably altered and the 'Goldilocks' economic scenario -- 'just right, not too hot and not too cold' -- has been abruptly and severely challenged.

    The central concern now confronting markets is the degree to which the oil price shock along with rising global interest rates will impair economic activity. The consensus view has been that the economy will experience a 'soft landing' and forestall the necessity for the future interest rate increases by monetary authorities. We are inclined to share this view. The economy, benefiting from the accumulation of many years of considerable momentum, appears resilient and is likely to resist outright contraction. More probably, the rate of growth will be altered. For monetary authorities, achieving a deceleration in the rate of growth encompasses a substantial degree of risk. In its weakening condition, the economy has become increasingly vulnerable to exogenous shocks such as the spike in energy prices. The slowdown in profit growth along with the economy's changed trajectory is likely to result in reduced capital spending and slower job creation. The degree to which these forces damage consumer confidence and constrict spending patterns will dictate the longevity and severity of the economy's deceleration.

    We believe that while the emergence of technology and telecommunications innovations over the past few years has permanently and inexorably transformed their industries and the economy generally, technology spending remains subject to cyclical influences. With profits on the decline, we expect the extraordinary rate of growth in technology spending to contract. As the spending has been a significant underpinning to growth generally and to unprecedented productivity gains specifically, the potential impact of such a slowdown should not be underestimated. The 'dot-com' companies have been decimated, telecommunications company earnings are under pressure, bidding for the next generation of wireless spectrum has reached stratospheric heights, and the cost of capital climbs as the stocks and bonds of these companies react. Clearly this foundation of the economy's strength is likely to be subdued.

    Nonetheless substantial benefits from technology breakthroughs will continue to accrue. We expect the emergence of business-to-business exchanges over the next several years to meaningfully impact the economy. These exchanges are expected to dramatically reduce supply chain costs, which could in turn continue to drive gains in productivity, and unleash deflationary influences throughout the global economy. Although we may experience a cyclical decline in technology spending, the secular influences of the extraordinary advances achieved over the last several years should be expected to demonstrate an enduring impact. The economy and markets could well experience a rough patch over the near-term as the result of cyclical influences. We remain optimistic about the longer-term financial markets' outlook as the continuation of the secular implications of technological innovation continues to drive measurable gains in capital and labor productivity and efficiency. The enduring impact of these technologies in subduing inflationary pressures should not be discounted particularly for their contributions in ameliorating the necessity for more extreme intervention of monetary authorities during periods of cyclical economic stress.

    The phenomenon we have found most confounding this year regards the abrupt and precipitous nature by which stocks decline. What in the past might have been a 10% price drop in reaction to a news event is now a breathtaking 25%-30% decline. Recently, this was true of Bausch & Lomb, Six Flags and First Data. We must be prepared to render investment judgments on stocks within an entirely altered valuation context, and to withstand the extraordinary price volatility. Nevertheless, our conviction in and commitment to our discipline -- of investing in corporate change as a means of addressing the lesser efficient market -- remains undiminished.

FIRST EAGLE INTERNATIONAL FUND

    The global markets were just as volatile marked by a wave of selling that hit markets worldwide in September. This sell-off was sparked by a number of earnings warnings issued by some of the stocks in telecommunications, media, and technology, which led investors to rush out of these shares despite drops of more than 50% of market value in some cases. Following these companies' profit warnings, industry analysts lowered their expectations for future earnings, which in turn led to further pressure on markets. Despite our increasingly defensive stance, First Eagle International Fund's portfolio was not immune to the market's carnage. Poor performance in technology positions such as Philips Electronics, Ericsson and Nokia -- all very strong performers earlier in the year -- contributed significantly to the recent negative performance.

    Strong performance by some of our holdings helped offset our exposure to the swooning technology & telecommunications sectors. One such company in particular was the Italian eyewear company Luxottica. A few different trends are bolstering Luxottica's strong results: many of its newer retail outlets are just swinging into profit; the

Ray-Ban brand, which it purchased from Bausch and Lomb in May 1999, has been restructured and made profitable; and it is selling an increasing proportion of its own frames through LensCrafters, the retail chain it owns in the United States. Another strong performer was MLP, Germany's largest independent insurance broker. The company targets aspiring professionals such as doctors and lawyers when they are still students, hoping that these clients will remain loyal as they grow older and wealthier. This strategy has been quite successful and the company reported a 30% increase in first-half net profit on the back of very strong life insurance sales. Mutual fund sales were also buoyant with net inflows rising 41% during the first half, enabling the company to beat its own earnings expectations.

    We have maintained our core positions in our Japan/Asian investments Nikko Securities and Matsushita Electric Industrial. We have also maintained our overall underweight allocation in Asia relative to the MSCI EAFE benchmark index. Although the Bank of Japan has ended its zero interest rate policy in August by raising rates 25 basis points, we are not confident that this signals a self-sustaining economic recovery and would rather wait for further evidence. And while rising bankruptcies in Japan demonstrate the economy's ongoing restructuring, we are concerned that they may hurt economic growth and market sentiment in the near future.

    Overall, the past year has proved to be a difficult investment environment, with increasing uncertainties leading to heightened volatility in stock prices. We are hopeful that some of these uncertainties will be resolved in the near future, namely: The settlement of the U.S. presidential election may stabilize market sentiment, particularly with regard to Nasdaq; with actual third quarter earnings being announced, the uncertainty around some companies may be reduced helping adjust market expectations; and the Fed will meet at least two more times this year which should shed some light on U.S. interest-rate policy. The major uncertainties the markets will still have to confront are the weakness of the Euro, oil prices, and the implications of potential further conflict in the Middle East. Despite these issues, we remain confident that the fundamental trends of our companies remain intact, enabling them to return value to their shareholders over time.

    We thank our shareholders for their continued confidence and appreciate their support.

Your Investment Team at
Arnhold and S. Bleichroeder, Inc.
November 2000

                           [PERFORMANCE GRAPH]

           FIRST EAGLE FUND OF AMERICA AND S&P 500 STOCK INDEX
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     APRIL 10, 1987 TO OCTOBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN (Y SHARES)*
---------------------------
1 YEAR                    6.05%
5 YEARS                  18.72%
10 YEARS                 19.06%
SINCE INCEPTION**        15.27%

  *After all expenses. C Shares returned 19.04%*** for the period
   March 2, 1998 (inception) to October 31, 2000 and Class A shares returned -2.58%*** for the period November 20, 1998 (inception) to October 31, 2000

 **April 4, 1994

***Not annualized

                    DATE             FEA              SPX
                    ----             ---              ---
                   4/10/87          $10,000          $10,000
                  10/31/87          $ 9,170          $ 8,777
                  10/31/88          $11,734          $10,085
                  10/31/89          $14,575          $12,737
                  10/31/90          $11,999          $11,782
                  10/31/91          $14,718          $15,730
                  10/31/92          $17,076          $17,295
                  10/31/93          $23,088          $19,870
                  10/31/94          $23,954          $20,631
                  10/31/95          $29,116          $26,077
                  10/31/96          $37,009          $32,256
                  10/31/97          $48,472          $42,736
                  10/31/98          $57,778          $52,125
                  10/31/99          $64,754          $65,492
                  10/31/00          $68,674          $69,458

             Past performance is not predictive of future performance.

                             [PERFORMANCE GRAPH]

               FIRST EAGLE INTERNATIONAL FUND AND MSCI EAFE INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        APRIL 4, 1994 TO OCTOBER 31, 2000


AVERAGE ANNUAL TOTAL RETURN (Y SHARES)*
---------------------------
1 YEAR                                         5.93%
3 YEARS                                        7.04%
5 YEARS                                        9.56%
SINCE INCEPTION**                              8.29%


    *After all expenses, C Shares returned 8.09%*** for the period March 2, 1998 (inception) to October 31, 2000 and Class A shares returned -8.70%*** for the period March 11, 1999 (inception) to October 31, 2000

   **April 4, 1994

  ***Not annualized


                   DATE              FEI              EAFE
                   ----              ---              ----
                  4/4/94           $10,000           $10,000
                12/31/94           $ 9,896           $10,414
                12/31/95           $11,047           $11,581
                12/31/96           $12,805           $12,281
                10/31/97           $13,767           $12,519
                10/31/98           $14,571           $13,727
                10/31/99           $15,942           $16,888
                10/31/00           $16,887           $16,399

             Past performance is not predictive of future performance.




                          FIRST EAGLE FUND OF AMERICA
                              INVESTMENT PORTFOLIO
                                October 31, 2000


                                                               MARKET
  SHARES                                         COST          VALUE
------------------------------------------------------------------------
COMMON STOCK (93.24%)
CONSUMER DISCRETIONARY (22.25%)
   519,296   AT&T Corp./Liberty Media
             Group*                          $  4,318,305   $  9,347,328
   184,500   Federal Department Stores,
             Inc.                               4,916,814      6,007,781
   203,300   Fortune Brands Inc.                6,126,024      5,984,644
   203,400   General Motors Corp. Cl `H'*       5,651,735      6,590,160
    44,100   Harcourt General Inc.              1,606,761      2,471,805
   324,800   Hilton Hotels, Corp.               3,373,422      3,085,600
   219,200   International Game Technology*     6,152,539      8,028,200
   445,500   Mandalay Resort Group*             9,285,391      9,271,969
   526,200   Mattel Inc.                        6,212,547      6,807,712
   285,300   Reader's Digest Association
             Inc.                               8,404,353     10,466,944
   343,900   Starwood Hotels & Resorts
             Worldwide Inc.                    10,855,228     10,188,038
    10,200   TJX Companies, Inc.                  209,460        277,950
   156,000   Tricon Global Restaurants,
             Inc.*                              4,631,664      4,680,000
   123,600   USA Networks, Inc.*                2,531,993      2,502,900
                                             ------------   ------------
                                               74,276,236     85,711,031
FINANCIAL (12.91%)
   205,300   Comerica Inc.                     11,285,167     12,382,156
   335,419   Fleet Boston Corp.                11,925,504     12,745,922
    77,300   Hartford Financial Services
             Group, Inc.                        4,129,167      5,754,019
   147,300   Household International Inc.       6,247,774      7,411,031
    45,000   Mellon Financial Corp.             1,416,604      2,171,250
   166,800   Moodys Corp.                       3,529,781      4,388,925
   111,000   Washington Mutual Inc.             4,397,193      4,884,000
                                             ------------   ------------
                                               42,931,190     49,737,303
HEALTH CARE (15.37%)
    79,100   Bausch & Lomb Inc.                 3,882,492      3,050,294
   310,600   Becton, Dickinson & Co.            8,432,851     10,405,100
   133,700   Biogen Inc.*'D'                    7,725,306      8,047,069
   207,000   Genzyme Corp.*'D'                  8,794,709     14,697,000
   281,500   St. Jude Medical, Inc.*'D'         8,703,330     15,482,500
   157,600   Tenet Healthcare Corp.*            4,214,122      6,195,650
   120,900   Ventiv Health Inc.*                1,616,795      1,299,675
                                             ------------   ------------
                                               43,369,605     59,177,288

See Notes to Financial Statements.

                                                               MARKET
                  SHARES                         COST          VALUE
------------------------------------------------------------------------
INDUSTRIALS (23.43%)
   187,700   American Standard Cos.*         $  7,981,994   $  8,610,738
   147,800   Cendant Corp.*                     3,338,112      1,773,600
   237,850   Dun & Bradstreet Corp.*            4,083,182      5,143,506
   360,000   Equifax Inc.                      11,176,799     12,420,000
     8,200   First Data Corp.                     308,485        411,025
   368,800   General Dynamics Corp.'D'         21,606,593     26,392,250
   498,000   Loral Space & Communications
             Ltd.*                              7,755,151      2,832,375
   212,900   L-3 Communications*'D'             7,442,022     14,038,094
   513,500   Thermo Electron Corp.*            11,509,178     14,891,500
   185,300   Waste Management, Inc.             3,386,807      3,706,000
                                             ------------   ------------
                                               78,588,323     90,219,088
INFORMATION TECHNOLOGY (17.33%)
    58,800   Apple Computer Inc.*               1,092,075      1,150,275
   203,300   Cabletron Systems Inc.*'D'         3,346,802      5,514,513
   365,950   Ceridian Corp.'D'                  6,958,429      9,148,750
   576,400   Comdisco, Inc.                    14,356,218      7,096,925
    76,600   CommScope, Inc.*                   1,849,564      1,938,937
    21,400   Electronic Data Systems Corp.        981,137      1,004,462
   229,200   Harris Corp.                       6,242,152      7,262,775
   108,900   Lexmark Intl Grp Inc. Cl `A'*      3,376,883      4,464,900
   302,200   NCR Corp.*                        12,058,822     13,032,375
   226,200   Parametric Technology Corp.*       3,418,192      2,785,087
   264,700   Storage Technology Corp.*          5,188,561      2,580,825
   210,400   Sungard Data Systems Inc.*'D'      6,805,729     10,756,700
                                             ------------   ------------
                                               65,674,564     66,736,524
MATERIALS (1.29%)
   117,100   Ball Corp.                         4,690,783      4,113,138
    16,100   Bowater Inc.                         728,543        871,412
                                             ------------   ------------
                                                5,419,326      4,984,550
TELECOMMUNICATION SERVICES (0.66%)
    66,500   Nextel Communications, Inc.*       2,126,225      2,556,094
                                             ------------   ------------
             TOTAL COMMON STOCK               312,385,469    359,121,878
                                             ------------   ------------
PREFERRED STOCK (2.10%)
    67,777   Assistive Technology Inc.
             Ser. E-1*'DD'                        883,921        883,921
    51,966   Assistive Technology Inc.
             Ser. E-2*'DD'                        500,000        500,000
   152,100   News Corp. Ltd.                    3,783,885      5,504,119
     1,200   Tidewater Holdings Inc.
             Ser. A Conv.*'DD'                  1,200,000      1,200,000
                                             ------------   ------------
             TOTAL PREFERRED STOCK              6,367,806      8,088,040
                                             ------------   ------------

See Notes to Financial Statements.

                                                               MARKET
                  SHARES                         COST          VALUE
------------------------------------------------------------------------
WARRANTS (0.00%)
     9,873   Assistive Technology
             Inc.*'DD'                       $        382   $        382
    11,177   Assistive Technology Inc.
             Ser. E-1*'DD'                              0              0
                                             ------------   ------------
             TOTAL WARRANTS                           382            382
                                             ------------   ------------
OTHER INVESTMENTS (0.39%)
   16.1616   Euro Outlet Malls, L.P.'DD'                0      1,500,000
                                             ------------   ------------
TOTAL INVESTMENTS                            $318,753,657   $368,710,300
                                             ------------   ------------
                                             ------------   ------------



PRINCIPAL
---------------------------------------------------------------------
SHORT TERM INVESTMENTS (4.74%)
 5,500,000   United States Treasury Bill
              due 1/04/01                    5,441,333      5,439,962
 7,500,000   United States Treasury Bill
              due 1/25/01                    7,391,359      7,390,740
 5,500,000   United States Treasury Bill
              due 2/01/01                    5,414,121      5,412,996
                                          ------------   ------------
TOTAL SHORT TERM INVESTMENTS                18,246,813     18,243,698
                                          ------------   ------------
                                          ------------   ------------




CONTRACTS
---------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN (-2.49%)
       700   Biogen Inc. @ $60
              exp. Dec. 2000                                 (385,000)
       300   Biogen Inc. @ $65
              exp. Dec. 2000                                 (120,000)
     1,000   Cabletron Systems Inc.
              @ $25 exp. Dec. 2000                           (400,000)
       520   Ceridian Corp. @ $30
              exp. Nov. 2000                                  (13,000)
     1,488   General Dynamics Corp. @ $65
              exp. Jan. 2001                               (1,357,800)
     2,200   General Dynamics Corp. @ $60
              exp. Jan. 2001                               (2,915,000)
     2,070   Genzyme Corp. @ $65
              exp. Nov. 2000                               (1,591,313)
       274   L-3 Communications @ $60
              exp. Nov. 2000                                 (178,100)
       506   L-3 Communications @ $65
              exp. Dec. 2000                                 (202,400)
       212   L-3 Communications @ $70
              exp. Dec. 2000                                  (42,400)
     1,020   St. Jude Medical Inc. @ $55
              exp. Nov. 2000                                 (267,750)
     1,112   Sungard Data Systems Inc.
              @ $40 exp. Dec. 2000                         (1,306,600)

See Notes to Financial Statements.

                                                            MARKET
CONTRACTS                                     COST          VALUE
---------------------------------------------------------------------
       992   Sungard Data Corp. @ $45
              exp. Jan. 2001                             $   (818,400)
                                                         ------------
             TOTAL COVERED CALL OPTIONS WRITTEN
              (PREMIUM $9,168,586)                         (9,597,763)
             TOTAL INVESTMENT PORTFOLIO
              (97.98%)                    $327,831,884**  377,356,235
                                          ------------
                                          ------------
             Other assets in excess of
                other liabilities
                (2.02%)                                     7,785,153
                                                         ------------
             NET ASSETS (100.00%)                        $385,141,388
                                                         ------------
                                                         ------------
                 * Non-income producing security
                ** At October 31, 2000 cost is substantially identical
                   for both book and federal income tax purposes.
               'D' At October 31, 2000, a portion of this security was
                   segregated to cover collateral requirements for
                   options.
              'DD' Restricted security priced at fair value by the
                   Board of Directors. Represents ownership interest in a
                   security which has not been registered with the
                   Securities and Exchange Commission under the
                   Securities Act of 1933. Information concerning
                   each restricted security holding on October 31,
                   2000 is shown below:



             Security                         Acquisition Date      Cost
             --------------------------------------------------------------
             Assistive Technology Inc.
              Ser. E-1                             10/3/95       $  883,921
             Assistive Technology Inc.
              Ser. E-2                            12/19/96       $  500,000
             Assistive Technology Inc.
              Warrants                            10/21/98       $      382
             Assistive Technology Inc.
              Ser. E-1 Warrants                   10/21/98           --
             Euro Outlet Malls, L.P.              12/30/94           --
             Tidewater Holdings Inc. Ser. A
              Conv. Pfd. Stock                      7/9/96       $1,200,000

See Notes to Financial Statements.

                         FIRST EAGLE INTERNATIONAL FUND
                              INVESTMENT PORTFOLIO
                                October 31, 2000

                                                             MARKET
  SHARES                                        COST          VALUE
----------------------------------------------------------------------
COMMON STOCK (95.03%)
DENMARK (4.02%)
    12,700   Vestas Wind Systems AS
              (electrical equipment)         $   645,607   $   687,016
    18,000   Carlsberg AS (brewery)              736,704       752,329
                                             -----------   -----------
                                               1,382,311     1,439,345
FINLAND (1.91%)
    16,640   Nokia OYJ (telecommunications)      263,557       683,942
                                             -----------   -----------
FRANCE (23.47%)
    21,050   Alcatel SA (communication
              equipment)                         878,432     1,282,907
     4,898   Altran Technologies SA (it
              consulting & services)             832,362     1,000,160
     8,587   AXA (insurance)                     708,402     1,135,482
     5,958   Coface (insurance)                  582,318       535,834
     7,200   Casino Guichard Perrachon SA
              (supermarkets)                     735,197       628,003
     4,396   Pinault Printemps SA
              (department stores)                937,265       783,630
    22,500   Societe Television Francaise 1
              (television)                     1,413,137     1,226,331
     6,932   Suez Lyonnaise des Eaux SA
              (utility distribution)           1,185,115     1,056,482
    10,450   Vivendi SA (utility
              distribution)                    1,029,797       750,263
                                             -----------   -----------
                                               8,302,025     8,399,092
GERMANY (15.75%)
     4,226   Allianz AG (insurance)            1,442,610     1,431,247
    27,972   Bayerische Motoren Werke AG
              (automobiles)                      835,156       925,177
    12,600   Constantin Film AG
              (broadcasting)                     829,320       448,467
     6,400   MLP AG (insurance)                  827,092       865,276
    31,840   ProSieben Sat.1 Media AG Pfd.
              (television)                     1,159,985     1,001,293
     7,588   Siemens AG (industrial
              conglomerate)                    1,184,024       965,111
                                             -----------   -----------
                                               6,278,187     5,636,571
HONG KONG (1.72%)
   153,000   Citic Pacific Ltd. (industrial
              conglomerate)                      825,072       614,053
                                             -----------   -----------

See Notes to Financial Statements.

                                                             MARKET
  SHARES                                        COST          VALUE
----------------------------------------------------------------------
ITALY (8.49%)
    84,900   Class Editori SpA (publishing)  $ 1,488,177   $ 1,194,620
    69,275   Luxottica Group SpA ADR
              (optical supplies)                 819,396     1,000,158
    64,370   Riunone Adriatica Di Sicurta
              SpA (insurance)                    705,360       844,088
                                             -----------   -----------
                                               3,012,933     3,038,866
JAPAN (6.34%)
        34   DDI Corp. (telecommunications)      173,171       159,434
    36,000   Matsushita Electric Industrial
              Co., Ltd. (electronics)            797,619     1,045,186
    95,000   Nikko Securities Co. (banking)      602,397       819,608
        27   Nippon Telegraph & Telephone
              Corp. (telecommunications)         254,694       245,553
                                             -----------   -----------
                                               1,827,881     2,269,781
NETHERLANDS (11.77%)
    23,734   Hunter Douglas NV (household
              durables)                          688,028       679,989
    16,280   IHC Caland NV (machinery)           823,621       717,582
    13,311   ING Groep NV (diversified
              financials)                        915,606       913,021
    11,090   Koninklijke Ahrend NV
              (commercial services &
              supplies)                          121,188       128,315
    28,088   Philips Electronics NV
              (household durables)               626,718     1,102,579
    13,426   Unilever NV (food products)         650,509       672,587
                                             -----------   -----------
                                               3,825,670     4,214,073
RUSSIA (1.13%)
     7,580   Lukoil Holdings ADR (oil &
              gas)                               426,212       404,772
                                             -----------   -----------
SPAIN (2.05%)
    65,000   NH Hoteles, S.A. (hotels)           814,145       732,789
                                             -----------   -----------
SWEDEN (1.57%)
    42,315   Ericsson LM Cl `B'
              (telecommunications)               654,312       561,683
                                             -----------   -----------
SWITZERLAND (3.04%)
     5,785   Charles Voegele Holdings
              (textile & apparel)              1,032,722     1,087,451
                                             -----------   -----------

See Notes to Financial Statements.


  SHARES                                        COST          VALUE
----------------------------------------------------------------------
UNITED KINGDOM (11.89%)
    27,627   Cable & Wireless Plc
              (telecommunications)           $   355,629   $   391,143
   112,032   Premier Farnell Plc (internet
              & catalog retail)                  743,905       683,264
    80,372   SmithKline Beecham Plc
              (pharmaceuticals)                1,029,097     1,038,704
   148,014   Vodafone Airtouch Plc
              (telecommunications)               518,036       616,316
   152,887   Williams Plc (security
              devices)                           864,661       732,625
    59,030   WPP Group Plc (advertising)         288,543       792,887
                                             -----------   -----------
                                               3,799,871     4,254,939
UNITED STATES (1.88%)
    15,000   Stilwell Financial Inc.
              (financial services)               701,688       672,188
                                             -----------   -----------
             TOTAL COMMON STOCK               33,146,586    34,009,545
                                             -----------   -----------



PRINCIPAL
----------------------------------------------------------------------
SHORT TERM INVESTMENTS (5.51%)
   750,000   United States Treasury Bill
              due 1/11/01                        741,214       740,888
   750,000   United States Treasury Bill
              due 1/18/01                        740,104       739,958
   500,000   United States Treasury Bill
              due 2/01/01                        492,193       492,091
                                             -----------   -----------
TOTAL SHORT TERM INVESTMENTS                   1,973,511     1,972,937
                                             -----------   -----------
             TOTAL INVESTMENT PORTFOLIO
              (100.54%)                      $35,120,097*   35,982,482
                                             -----------
                                             -----------
             Liabilities in excess of
              assets ( - 0.54%)                               (193,784)
                                                           -----------
             NET ASSETS (100.00%)                          $35,788,698
                                                           -----------
                                                           -----------
             * At October 31, 2000, cost is substantially identical
               for both book and federal income tax purposes.

See Notes to Financial Statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
ASSETS:
   Investments -- Cost                      $318,753,657        $33,146,586
   Short-term investments -- Cost             18,246,813          1,973,511

   Investments, at value                     368,710,300         34,009,545
   Short-term investments, at value           18,243,698          1,972,937
   Cash                                          544,655            362,428
   Dividends and interest receivable             153,353             60,579
   Receivable for Fund shares sold               784,943              2,551
   Receivable for investments sold            15,484,688             87,049
                                            ------------        -----------
   TOTAL ASSETS                              403,921,637         36,495,089
                                            ------------        -----------
LIABILITIES:
   Options written at value**                  9,597,763                 --
   Payable for investments purchased           8,415,246            548,561
   Payable for Fund shares redeemed              199,346                 18
   Management fee payable                        321,538             30,014
   Accrued operating expenses                    246,356            127,798
                                            ------------        -----------
   TOTAL LIABILITIES                          18,780,249            706,391
                                            ------------        -----------
   NET ASSETS                               $385,141,388        $35,788,698
                                            ------------        -----------
                                            ------------        -----------

Net Assets were comprised of:
   Par value of capital shares (note 6)          191,984             22,788
   Capital paid in excess of par value
    (note 6)                                 333,797,767         28,931,579
   Net unrealized appreciation of
    investments, written options and
    foreign currency related transactions     49,524,351            857,487
   Accumulated net realized gain on
    investments, written options and
    foreign currency related transactions      1,627,286          5,976,844
                                            ------------        -----------
   NET ASSETS                               $385,141,388        $35,788,698
                                            ------------        -----------
                                            ------------        -----------
SHARES OUTSTANDING
   Class Y                                    18,785,148          2,226,296
   Class C                                       350,924             47,804
   Class A                                        62,115              4,742
NET ASSET VALUE PER SHARE:
   Class Y (and redemption price)                 $20.07             $15.71
   Class C *                                      $19.62             $15.35
   Class A                                        $19.98             $15.64

 * Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

** Premiums received for First Eagle Fund of America were $9,168,586.

See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                      For the year ended October 31, 2000

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
INVESTMENT INCOME:
   Dividend income                           $ 4,495,287         $  408,325
   Interest income                               737,210            159,798
   Miscellaneous Income                          632,804                 --
   Less: Foreign withholding tax                  (5,171)           (13,646)
                                             -----------         ----------
      TOTAL INVESTMENT INCOME                  5,860,130            554,477
                                             -----------         ----------

EXPENSES:
   Management fee (note 2)                     4,650,853            394,164
   Services fee (note 2)                       1,162,712             98,541
   Transfer agent fees                           312,105             45,982
   Legal fees                                    110,423             74,612
   Custodian fees (note 3)                        99,139             72,376
   Registration expenses                          60,164             36,688
   Audit fees                                     50,990             45,425
   Accounting fees                                77,829             49,198
   Trustee fees                                   47,307             45,875
   Printing expenses                              14,076              1,047
   Miscellaneous expenses                         56,097             12,313
   Distribution fees (note 2)                    125,125              6,367
                                             -----------         ----------
      TOTAL EXPENSES                           6,766,820            882,588
                                             -----------         ----------
   Less: Custody earnings credits (note
    3)                                            (3,145)           (32,152)
                                             -----------         ----------

      NET EXPENSES                             6,763,675            850,436
                                             -----------         ----------

   NET INVESTMENT LOSS                          (903,545)          (295,959)
                                             -----------         ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY RELATED TRANSACTIONS:
   Net Realized Gain/(Loss) from:
    Investment transactions                    3,424,499          6,277,859
    Forward foreign currency contracts                --             (2,691)
                                             -----------         ----------

   NET REALIZED GAIN                           3,424,499          6,275,168
                                             -----------         ----------
Change in Net Unrealized Appreciation of
 Investments, Written Options and Foreign
 Currency Related Transactions:
    Beginning of year                         24,984,200          4,651,494
    End of year                               49,524,351            857,487
                                             -----------         ----------

INCREASE/(DECREASE) IN NET UNREALIZED
 APPRECIATION                                 24,540,151         (3,794,007)
                                             -----------         ----------

NET GAIN ON INVESTMENTS, WRITTEN OPTIONS
 AND FOREIGN CURRENCY RELATED
 TRANSACTIONS                                 27,964,650          2,481,161
                                             -----------         ----------
INCREASE IN NET ASSETS FROM OPERATIONS       $27,061,105         $2,185,202
                                             -----------         ----------
                                             -----------         ----------

See Notes to Financial Statements.

                          FIRST EAGLE FUND OF AMERICA
                      STATEMENTS OF CHANGES IN NET ASSETS
           For the years ended October 31, 2000 and October 31, 1999

                                                                  2000                1999
OPERATIONS:
 Net investment (loss)/income                                 $    (903,545)      $  1,471,360
 Net realized gain                                                3,424,499         82,107,831
 Increase/(Decrease) in net unrealized appreciation              24,540,151        (37,261,549)
                                                              -------------       ------------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                27,061,105         46,317,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                   --                 --
 Net realized gain                                              (40,736,792)       (79,492,608)
                                                              -------------       ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (40,736,792)       (79,492,608)
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                               141,679,026        256,276,010
 Net asset value of shares issued for reinvestment of
   capital gains                                                 34,916,258         69,129,616
 Cost of shares redeemed                                       (335,207,899)      (127,273,264)
                                                              -------------       ------------
 (DECREASE)/INCREASE IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                                                (158,612,615)       198,132,362
                                                              -------------       ------------
(DECREASE)/INCREASE IN NET ASSETS                              (172,288,302)       164,957,396
NET ASSETS:
 Beginning of year                                              557,429,690        392,472,294
                                                              -------------       ------------
 END OF YEAR                                                  $ 385,141,388       $557,429,690
                                                              -------------       ------------
                                                              -------------       ------------

See Notes to Financial Statements.

                         FIRST EAGLE INTERNATIONAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
           For the years ended October 31, 2000 and October 31, 1999

                                                                  2000               1999
OPERATIONS:
 Net investment loss                                          $   (295,959)      $   (288,694)
 Net realized gain                                               6,275,168          3,513,921
 (Decrease)/Increase in net unrealized appreciation             (3,794,007)             4,062
                                                              ------------       ------------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                2,185,202          3,229,289
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                  --                 --
 Net realized gain                                              (3,094,098)        (3,269,629)
                                                              ------------       ------------
 DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (3,094,098)        (3,269,629)
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                                4,286,553          5,260,401
 Net asset value of shares issued for reinvestment of
   capital gains                                                 2,565,949          2,737,672
 Cost of shares redeemed                                        (5,754,618)       (10,888,194)
                                                              ------------       ------------
 INCREASE/(DECREASE) IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                                                  1,097,884         (2,890,121)
                                                              ------------       ------------
INCREASE/(DECREASE) IN NET ASSETS                                  188,988         (2,930,461)
NET ASSETS:
 Beginning of year                                              35,599,710         38,530,171
                                                              ------------       ------------
 END OF YEAR                                                  $ 35,788,698       $ 35,599,710
                                                              ------------       ------------
                                                              ------------       ------------

See Notes to Financial Statements.

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Funds, a Delaware business trust (the 'Trust'), is a non diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust presently consists of two separate portfolios ('Series'):
First Eagle Fund of America and First Eagle International Fund (each individually a 'Fund' or collectively the 'Funds'). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares (inception November 19, 1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION: The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.0% of the average daily net assets of each Fund.

ASB (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives an annual services fee at the annual rate of 0.25% of the Funds' average daily net assets, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ('CDSC') of 1.00% on Class C shares which applies if redemption occurs within the first year of purchase. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the year ended October 31, 2000, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                 Class C        Class A
                                                 -------        -------
First Eagle Fund of America                      $122,087       $3,038
First Eagle International Fund                   $  6,176       $  191

NOTE 3. CUSTODIAN FEES -- The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended October 31, 2000 the portfolio's custodian fees and related offset were as follows:

                                          Custodian Fees   Credits Earned
                                          --------------   --------------
First Eagle Fund of America                  $99,139          $ 3,145
First Eagle International Fund               $72,376          $32,152

NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the year ended October 31, 2000 were as follows:

                                           Purchases        Sales
                                           ---------        -----
First Eagle Fund of America               $253,830,331   $466,281,498
First Eagle International Fund            $ 44,172,827   $ 42,921,423

For the year ended October 31, 2000, First Eagle Fund of America and First Eagle International Fund had the following written options transactions:

                                       Number of Contracts     Premium
                                       -------------------     -------
 First Eagle Fund of America
    Options outstanding at October
      31, 1999                               12,046          $ 5,104,916
    Options written                          77,032           44,576,624
    Options exercised                        10,686            7,370,680
    Options expired/closed                   65,998           33,142,274
                                             ------          -----------
    Options outstanding at October
      31, 2000                               12,394          $ 9,168,586
                                             ------          -----------
                                             ------          -----------

 First Eagle International Fund
    Options outstanding at October
      31, 1999                                   25          $    75,235
    Options written                              25              137,420
    Options exercised                            25              137,420
    Options expired/closed                       25               75,235
                                             ------          -----------
    Options outstanding at October
      31, 2000                                    0          $         0
                                             ------          -----------
                                             ------          -----------

For the year ended October 31, 2000, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $1,426,556 and $178,598 of which $41,185 and $15,953 was paid to ASB, respectively.

NOTE 5. FEDERAL INCOME TAXES -- During the year ended October 31, 2000, the First Eagle Fund of America and First Eagle International Fund realized net capital gains of $3,424,499 and $6,277,859 respectively. The United States federal income tax basis of the Funds' investments at October 31, 2000 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregate gross unrealized appreciation on investments was $71,525,365 for the First Eagle Fund of America and $3,862,642 for the First Eagle International Fund and the aggregate unrealized gross depreciation was $22,001,014 and $3,005,155 respectively, resulting in net unrealized appreciation for United States income tax purposes of $49,524,351 and $857,487 respectively.

NOTE 6. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each portfolio were as follows:

                               Year ended                   Year ended
                            October 31, 2000             October 31, 1999
                            ----------------             ----------------
                         Shares         Amount         Shares        Amount
                         ------         ------         ------        ------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold              7,120,501   $ 139,620,630   10,506,742   $234,618,369
Shares redeemed        (16,306,748)   (319,315,046)  (5,720,598)  (126,601,217)
Shares issued on
 reinvestment            1,764,711      33,493,785    3,223,043     67,570,333
                       -----------   -------------   ----------   ------------
Net (Decrease)/
 Increase               (7,421,536)  $(146,200,631)   8,009,187   $175,587,485
                       -----------   -------------   ----------   ------------
                       -----------   -------------   ----------   ------------

                             Year ended               Year ended
                          October 31, 2000         October 31, 1999
                          ----------------         ----------------
                        Shares       Amount      Shares      Amount
                        ------       ------      ------      ------
FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold              69,694   $  1,328,071   902,526   $19,902,637
Shares redeemed        (763,885)   (14,674,238)  (31,574)     (671,996)
Shares issued on
reinvestment             73,583      1,375,169    69,078     1,476,797
                       --------   ------------   -------   -----------
Net (Decrease)/
Increase               (620,608)  $(11,970,998)  940,030   $20,707,438
                       --------   ------------   -------   -----------
                       --------   ------------   -------   -----------

                                                     For the period from
                                 Year ended         November 20, 1998 to
                              October 31, 2000        October 31, 1999
                              ----------------        ----------------
                            Shares      Amount      Shares      Amount
                            ------      ------      ------      ------
FIRST EAGLE FUND OF AMERICA CLASS A
Shares sold                  37,420   $   730,325   77,985    $1,755,004
Shares redeemed             (59,592)   (1,218,615)      (2)          (51)
Shares issued on
reinvestment                  2,498        47,304    3,809        82,486
                            -------   -----------   ------    ----------
Net (Decrease)/Increase     (19,674)  $  (440,986)  81,792    $1,837,439
                            -------   -----------   ------    ----------
                            -------   -----------   ------    ----------

                                   Year ended               Year ended
                                October 31, 2000         October 31, 1999
                                ----------------         ----------------
                              Shares      Amount       Shares      Amount
                              ------      ------       ------      ------
FIRST EAGLE INTERNATIONAL FUND CLASS Y
Shares sold                   250,006   $ 4,180,093    301,060   $ 4,668,298
Shares redeemed              (336,161)   (5,639,246)  (704,487)  (10,755,409)
Shares issued on
reinvestment                  163,961     2,544,669    175,851     2,716,066
                             --------   -----------   --------   -----------
Net Increase/(Decrease)        77,806   $ 1,085,516   (227,576)  $(3,371,045)
                             --------   -----------   --------   -----------
                             --------   -----------   --------   -----------

                                   Year ended           Year ended
                                October 31, 2000     October 31, 1999
                                ----------------     ----------------
                               Shares    Amount     Shares    Amount
                               ------    ------     ------    ------
FIRST EAGLE INTERNATIONAL FUND CLASS C
Shares sold                     6,156   $ 101,052   34,641   $ 525,359
Shares redeemed                (6,476)   (114,992)  (8,536)   (132,763)
Shares issued on
reinvestment                    1,393      21,280    1,409      21,606
                               ------   ---------   ------   ---------
Net Increase                    1,073   $   7,340   27,514   $ 414,202
                               ------   ---------   ------   ---------
                               ------   ---------   ------   ---------

                                                         For the period from
                                   Year ended             March 11, 1999 to
                                October 31, 2000           October 31, 1999
                                ----------------           ----------------
                               Shares       Amount       Shares       Amount
                               ------       ------       ------       ------
FIRST EAGLE INTERNATIONAL FUND CLASS A
Shares sold                     291         $5,408       4,475        $66,744
Shares redeemed                 (23)          (380)         (1)           (22)
Shares issued on
reinvestment                     --            --           --             --
                                ---         ------       -----        -------
Net Increase                    268         $5,028       4,474        $66,722
                                ---         ------       -----        -------
                                ---         ------       -----        -------

Of the 19,198,187 shares of common stock outstanding for First Eagle Fund of America and 2,278,842 shares of common stock outstanding for First Eagle International Fund at October 31, 2000 ASB owned 34,305 and 10,767 shares and the ASB Profit Sharing Plan owned 514,008 and 247,348 shares respectively. The directors and officers of the Trust owned approximately 1,130,746 shares of First Eagle Fund of America and 355,366 shares of the First Eagle International Fund at October 31, 2000.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

FUND OF AMERICA CLASS Y SHARES

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                      2000           1999           1998          1997           1996
                                                      ----           ----           ----          ----           ----
NET ASSET VALUE, BEGINNING OF YEAR                   $20.46         $21.53         $20.59        $17.97         $16.28
INCOME FROM INVESTMENT OPERATION
  Net investment (loss)/income                        (0.03)          0.07          (0.08)        (0.06)         (0.04)
  Net realized and unrealized gain                     1.18           2.45           3.62          5.31           4.08
                                                     ------         ------         ------        ------         ------
  Total from investment operations                     1.15           2.52           3.54          5.25           4.04
                                                     ------         ------         ------        ------         ------
LESS DISTRIBUTIONS FROM:
  Net investment income                                  --             --             --            --             --
  Net realized gain                                   (1.54)         (3.59)         (2.60)        (2.63)         (2.35)
                                                     ------         ------         ------        ------         ------
Total distributions                                   (1.54)         (3.59)         (2.60)        (2.63)         (2.35)
                                                     ------         ------         ------        ------         ------
NET ASSET VALUE, END OF YEAR                         $20.07         $20.46         $21.53        $20.59         $17.97
                                                     ------         ------         ------        ------         ------
                                                     ------         ------         ------        ------         ------
Total Return                                            6.1 %         12.1 %         19.2 %        31.0 %         27.1 %
Net assets, end of year                        $377,015,833   $536,157,945   $391,797,350  $254,438,325   $163,402,847
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)                                           1.4 %          1.4 %          1.5 %         1.7 %          1.8 %
  Net investment (loss)/income                         (0.2)%          0.3 %         (0.4)%        (0.3)%         (0.2)%
Portfolio turnover rate                                  55 %           89 %           83 %          98 %           93 %

(1) For the years ended October 31, 2000 and 1999, the ratio of expenses to average net assets without the effect of earnings credits are 1.4% and 1.4%, respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

FUND OF AMERICA CLASS C SHARES

                                                                 FOR THE YEAR ENDED
                                                                     OCTOBER 31,        MARCH 2, 1998*
                                                               ----------------------   THROUGH OCT. 31,
                                                                 2000          1999           1998
                                                                 ----          ----           ----
NET ASSET VALUE, BEGINNING OF YEAR                              $20.18        $21.43         $21.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                            (0.17)        (0.20)         (0.16)
  Net realized and unrealized gain                                1.15          2.54           0.52
                                                                ------        ------         ------
Total from investment operations                                  0.98          2.34           0.36
                                                                ------        ------         ------
LESS DISTRIBUTIONS FROM:
  Net investment income                                             --            --             --
  Net realized gain                                              (1.54)        (3.59)            --
                                                                ------        ------         ------
Total distributions                                              (1.54)        (3.59)            --
                                                                ------        ------         ------
NET ASSET VALUE, END OF YEAR                                    $19.62        $20.18         $21.43
                                                                ------        ------         ------
                                                                ------        ------         ------
Total Return                                                       5.2 %        11.2 %          1.7 % 'DD'
Net assets, end of year                                     $6,884,260   $19,601,461       $674,944
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)                                                      2.2 %         2.1 %          2.2 %'D'
  Net investment loss                                             (0.9)         (0.9)          (1.1)%'D'
Portfolio turnover rate                                             55 %          89 %           83 %

  *  Commencement of investment operations

 'D' Annualized

'DD' Total return not annualized

 (1) For the years ended October 31, 2000 and 1999, the ratio of expenses to average net assets without the effect of earnings credits are 2.2% and 2.1%, respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FUND OF AMERICA CLASS A SHARES

                                                 FOR THE YEAR ENDED     NOVEMBER 20,1998*
                                                     OCTOBER 31,       THROUGH OCTOBER 31,
                                                        2000                  1999
                                                        ----                  ----
NET ASSET VALUE, BEGINNING OF YEAR                   $     20.42           $    20.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                     (0.08)               (0.09)
   Net realized and unrealized gain                         1.18                 1.93
                                                     -----------           ----------
Total from investment operations                            1.10                 1.84
                                                     -----------           ----------
LESS DISTRIBUTIONS FROM:
   Net investment income                                      --                   --
   Net realized gain                                       (1.54)               (1.75)
                                                     -----------           ----------
Total distributions                                        (1.54)               (1.75)
                                                     -----------           ----------
NET ASSET VALUE, END OF YEAR                         $     19.98           $    20.42
                                                     -----------           ----------
                                                     -----------           ----------
Total Return                                                 5.8%                 8.6 %'DD'
Net assets, end of year                              $ 1,241,295           $1,670,284

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                               1.7%                 1.6 %'D'
   Net investment loss                                      (0.4)                (0.4)%'D'
Portfolio turnover rate                                       55%                  89 %

  *  Commencement of investment operations

 'D' Annualized

'DD' Total return not annualized

 (1) For the years ended October 31, 2000 and the period ended 1999, the ratio of expenses to average net assets without the effect of earnings credits are 1.7% and 1.6%'D', respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

INTERNATIONAL FUND CLASS Y

                                                                                               FOR THE
                                                                                                PERIOD
                                                                                                 FROM
                                                                                              JANUARY 1,       FOR THE YEAR
                                                       FOR THE YEAR ENDED OCTOBER 31,            THRU              ENDED
                                                      ---------------------------------       OCTOBER 31,       DECEMBER 31,
                                                       2000          1999         1998           1997              1996
                                                       ----          ----         ----           ----              ----
NET ASSET VALUE, BEGINNING OF YEAR                    $16.18        $16.09        $16.17        $15.04            $13.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.13)        (0.17)        (0.06)        (0.12)            (0.16)
  Net realized and unrealized gain                      1.07          1.60          0.95          1.25              2.29
                                                      ------        ------        ------        ------            ------
     Total from investment operations                   0.94          1.43          0.89          1.13              2.13
                                                      ------        ------        ------        ------            ------
LESS DISTRIBUTIONS FROM:
  Net investment income                                   --            --            --            --                --
  Net realized gain                                    (1.41)        (1.34)        (0.97)           --             (0.47)
                                                      ------        ------        ------        ------            ------
     Total distributions                               (1.41)        (1.34)        (0.97)           --             (0.47)
                                                      ------        ------        ------        ------            ------
NET ASSET VALUE, END OF YEAR                          $15.71        $16.18        $16.09        $16.17            $15.04
                                                      ------        ------        ------        ------            ------
                                                      ------        ------        ------        ------            ------
Total Return                                             5.9 %         9.4 %         5.8 %         7.5 %'DD'        15.9 %
Net assets, end of year                          $34,980,660   $34,781,555   $38,222,433   $36,320,210       $32,105,280
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)                                            2.1 %         2.4 %         2.4 %         2.3 %'D'          2.9 %
  Net investment loss                                   (0.7)%        (1.1)%        (0.5)%        (1.0)%'D'         (1.1)%
Portfolio turnover rate                                  120 %          87 %          85 %          54 %             101 %

 'D' Annualized
'DD' Total return not annualized
 (1) For the years ended October 31, 2000 and 1999, the ratio of expenses to average net assets without the effect of earnings credits are 2.2% and 2.4%, respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

INTERNATIONAL FUND CLASS C

                                     FOR THE YEAR ENDED OCTOBER 31,          MARCH 2, 1998
                                    --------------------------------      THROUGH OCTOBER 31,
                                       2000               1999                   1998*
                                       ----               ----                   -----
NET ASSET VALUE, BEGINNING OF YEAR   $  15.95           $  16.01               $  16.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment (loss)/income         (0.25)             (0.29)                  0.84
   Net realized and unrealized
    gain/(loss)                          1.06               1.57                  (1.73)
                                     --------           --------               --------
Total from investment operations         0.81               1.28                  (0.89)
                                     --------           --------               --------
LESS DISTRIBUTIONS FROM:
   Net investment income                   --                 --                     --
   Net realized gain                    (1.41)             (1.34)                    --
                                     --------           --------               --------
Total distributions                     (1.41)             (1.34)                    --
                                     --------           --------               --------
NET ASSET VALUE, END OF YEAR         $  15.35           $  15.95               $  16.01
                                     --------           --------               --------
                                     --------           --------               --------
Total Return                              5.1 %              8.4 %                 (5.3)'DD'
Net assets, end of year              $733,877           $745,850               $307,738
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                           2.9 %              3.2 %                  2.9 %'D'
   Net investment (loss)/income          (1.5)%             (1.9)%                  7.0 %'D'
Portfolio turnover rate                   120 %               87 %                   85 %

  *  Commencement of investment operations

 'D' Annualized

'DD' Total return not annualized

 (1) For the years ended October 31, 2000 and 1999, the ratio of expenses to average net assets without the effect of earnings credits are 3.0% and 3.1%, respectively.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

INTERNATIONAL FUND CLASS A

                                                               FOR THE     MARCH 11, 1999
                                                             YEAR ENDED        THROUGH
                                                             OCTOBER 31,     OCTOBER 31,
                                                                2000            1999*
                                                                ----            -----
NET ASSET VALUE, BEGINNING OF YEAR                            $  16.15        $  15.06
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                           (0.17)          (0.15)
   Net realized and unrealized gain                               1.07            1.24
                                                              --------        --------
Total from investment operations                                  0.90            1.09
                                                              --------        --------
LESS DISTRIBUTIONS FROM:
   Net investment income                                            --              --
   Net realized gain                                             (1.41)             --
                                                              --------        --------
Total distributions                                              (1.41)             --
                                                              --------        --------
NET ASSET VALUE, END OF YEAR                                  $  15.64        $  16.15
                                                              --------        --------
                                                              --------        --------
Total Return                                                       5.7 %           7.2 %'DD'
Net assets, end of year                                       $ 74,161        $ 72,305
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                                                    2.4 %           2.7 %'D'
   Net investment loss                                            (1.0)%          (1.6)'D'
Portfolio turnover rate                                            120 %            87 %

  *  Commencement of investment operations.

 'D' Annualized.

'DD' Total return not annualized.

(1) For the years ended October 31, 2000 and the period ended 1999, the ratio of expenses to average net assets without the effect of earnings credits are 2.5% and 2.7%'D', respectively.

The Shareholders and Board of Trustees of
First Eagle Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Fund of America and First Eagle International Fund as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended with respect to First Eagle Fund of America and for each of the years in the three year period then ended, the period from January 1, 1997 to October 31, 1997 and the year then ended
December 31, 1996 with respect to First Eagle International Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered we performed other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material aspects, the financial positions of First Eagle Fund of America, and First Eagle International Fund as of
October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended with respect to First Eagle Fund of America, and for each of the years in the three year period then ended, the period from January 1, 1997 to October 31, 1997 and the year ended December 31, 1996 with respect to First Eagle International Fund, in conformity with accounting principles generally accepted in the United States of America.


                                       KPMG LLP

New York, New York
December 19, 2000

                               FIRST EAGLE FUNDS
                                TAX INFORMATION
                       FISCAL YEAR ENDED OCTOBER 31, 2000
                                  (Unaudited)

The following tax information represents the designation of various tax attributes relating to the fiscal year ended October 31, 2000:

CAPITAL GAINS DISTRIBUTIONS

Capital gains distributions paid to shareholders by the Funds during the fiscal year ended October 31, 2000, whether taken in shares or in cash, were designated as follows:

First Eagle Fund of America                         40,586,046
First Eagle International Fund                     $ 3,062,018

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.

FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-4300
TOLL FREE (800) 451-3623
TRANSFER AGENT FAX: (614) 470-8702
WEBSITE: WWW.FIRSTEAGLEFUNDS.COM

TRUSTEES
JOHN P. ARNHOLD
CANDACE K. BEINECKE
EDWIN J. EHRLICH
K. GEORG GABRIEL
ROBERT J. GELLERT
JAMES E. JORDAN
MICHAEL M. KELLEN, Vice Chairman of the Board
WILLIAM M. KELLY
STANFORD S. WARSHAWSKY, Chairman of the Board

OFFICERS
JOHN P. ARNHOLD, Co-President
HAROLD J. LEVY, Co-President
DAVID L. COHEN, Senior Vice President
ARTHUR F. LERNER, Senior Vice President
ROBERT MILLER, Treasurer
ROBERT BRUNO, Vice President and Secretary
TRACY LA POINTE SALTWICK, Vice President
EDWIN OLSEN, Vice President
ANDREW DeCURTIS, Vice President
CARI LEVINE, Asst. Treasurer
STEFANIE SPRITZLER, Asst. Treasurer
SUZAN J. AFIFI, Asst. Secretary

INVESTMENT ADVISER
ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10005

TRANSFER AGENT
BISYS FUND SERVICES, INC.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
SHEARMAN & STERLING
599 Lexington Avenue
New York, NY 10022

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus and the most recent calendar quarter standardized performance information.


                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The double dagger symbol shall be expressed as.............................'DD'